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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 5, 2005
                                                            -----------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


     Delaware                     000-68440                     56-1581761
 ---------------              ----------------              -------------------
 (State or Other              (Commission File               (I.R.S. Employer
 Jurisdiction of                   Number)                  Identification No.)
 Incorporation)



          111 Pencader Drive
              Newark, DE                                           19702
-----------------------------------------                      --------------
 (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 5, 2005, Strategic Diagnostics Inc. issued a press release announcing its results for the first quarter ended March 31, 2005. A copy of that press release is being furnished as Exhibit 99.1 to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         A copy of the press release issued on May 5, 2005 is being furnished as
Exhibit 99.1 to this report.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 STRATEGIC DIAGNOSTICS INC.


                                                 By:  /s/ Anthony J. Simonetta
                                                      -------------------------
                                                      Anthony J. Simonetta
                                                      Chief Financial Officer


Dated:  May 5, 2005















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